UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21682

BB&T Variable Insurance Funds
(Exact name of registrant as specified in charter)

434 Fayetteville Street, 5th Floor, Raleigh, NC			27626-0575
(Address of principal executive offices)			(Zip code)

BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 228-1872

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders.

BB&T Variable Insurance Funds

Table of Contents

Fund Summary

Large Cap Value VIF	1

Mid Cap Growth VIF	2

Large Company Growth VIF	3

Capital Manager Equity VIF	4

Special Opportunities Equity VIF	5

Total Return Bond VIF	7

Summary of Portfolio Holdings	9

Expense Example	10

Schedule of Portfolio Investments

Large Cap Value VIF	11

Mid Cap Growth VIF	12

Large Company Growth VIF	13

Capital Manager Equity VIF	14

Special Opportunities Equity VIF	15

Total Return Bond VIF	16

Financial Statements	20

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	31

BB&T Large Cap Value VIF

Performance Overview 6/3/1997 - 12/31/2005

Growth of a $10,000 investment

Portfolio Manager

Rick B. Jones, CFA

Senior Vice President – Director, Value Equities

BB&T Asset Management, Inc.

Average Annual Returns (Inception 6/3/1997)

	1 Year	5 Year	Since Inception
BB&T Large Cap Value VIF	6.90%	3.78%	6.43%
Russell 1000 Value Index	7.05%	5.28%	8.74%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The Fund’s 6.90% total return comfortably outpaced the S&P 500 Index which returned 4.91% for the one-year period, but slightly trailed its primary benchmark, the Russell 1000® Value Index(1), which rose 7.05%.

Overall the Fund’s returns were solid as traditionally value oriented sectors of the stock market, like Energy and Utilities, continued to do well.

The portfolio carried a full weighting in energy throughout the period and not surprisingly our two top contributors to performance were energy stocks: ConocoPhillips and Anadarko Corp. A significant contribution was also made by Hewlett Packard Co., which underwent a management change.

Because we have had difficulty finding reasonably valued utility stocks, the portfolio was underweighted in a sector that did very well in 2005. Our consumer stock sector selection was also challenged. Specifically, the Albertson’s Inc. stock position performed poorly, as the company rejected a buy-out bid late in the period (has since accepted a sweetened offer) and its Sara Lee holding had a bumpy start to a dramatic reshaping program, registering disappointing performance.

As of December 31, 2005, the top five equity holdings in the Fund were Bank of America Corp. (3.1% of the portfolio’s net assets), ConocoPhillips (2.7%), Citigroup, Inc. (2.7%), J.P. Morgan Chase & Co. (2.6%) and ChevronTexaco Corp. (25%)(2).

We continue to be disciplined in applying our diversified value investment approach. We are steadfastly focused on maintaining diversified portfolio of financially strong companies that we believe are currently trading at reasonable valuation levels given our assessment of their prospects. The portfolio enters the new-year being overweighted healthcare and technology stocks while being most underweighted in financial and utility stocks.

(1) The Fund is measured against the Russell 1000 Value Index an unmanaged index which consists of 1,000 of the largest capitalized U.S. domiciled companies. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) Portfolio composition is as of December 31, 2005, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the period would have been lower.

BB&T Mid Cap Growth VIF

Performance Overview 10/15/2001 - 12/31/2005

Growth of a $10,000 investment

Portfolio Manager

David P. Nolan

Senior Vice President and Portfolio Manager

BB&T Asset Management, Inc.

Average Annual Returns (Inception 10/15/2001)

	1 Year	Since Inception
BB&T Mid Cap Growth VIF	14.38%	11.26%
Russell MidCap Growth Index	12.10%	10.55%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The Fund produced robust performance of 14.38% during the last 12 months, nearly tripling the 2005 return of 4.91% for the S&P 500 Index and notably outpacing the Russell MidCap® Growth Index(1) return of 12.10%.

Our investments in the energy sector, such as Peabody Energy Corp. (1.7% of the portfolio’s net assets), were especially productive, as we were overweight in energy for much of the period. At one point, the Fund’s allocation to energy was roughly 50% higher than the allocation of our benchmark, and we reaped the benefits of energy stocks’ steady climb. Another positive factor in our performance was our decision to underweight the consumer discretionary and consumer staples sectors in the second half of the year as concerns grew over the consumer’s allocation of discretionary income in the face of rising fuel prices. Technology holdings such as Apple Computer (sold) and Marvell Technology Group, Ltd. (2.0%) were strong performers for the period. Other standouts were Celgene Corp. (2.0%) and the Chicago Mercantile Exchange Holdings, Inc. (1.8%).

The mid cap arena has been on a roll for quite some time, outperforming large and small cap stocks for much of the last decade. To some extent, our strong gains reflected a continuation of this long-term trend.

The greatest detractors from performance during the period were found in the technology sector. Negative returns were experienced in F5 Networks (sold), and in semiconductor companies Cree, Inc. (sold) and Tessera Technologies (sold).

As of December 31, 2005, the top five individual equity holdings in the Fund were American Tower Corp. – Class A (3.0%), Cognizant Technology Solutions Corp. – Class A (2.3%), Comverse Technology, Inc. (2.2%), UTI Worldwide (2.1%), and Celgene Corp. (2.0%)(2).

We think energy will continue to play a key role in the market going forward, and we hope to see a further upward revision of earnings estimates. Energy stocks will swing, sometimes dramatically, on short-term movements in the prices of crude oil and natural gas. But we believe energy prices are not going to retreat significantly and that positive earning “surprises” will continue. The energy sector is expected by analysts to lead the mid cap area in 2006 earnings per share growth.

For now, as long as higher energy prices and the Fed’s tightening bias do not contribute to a recessionary environment and the economy keeps growing at a three percent-or-better pace, then we believe that mid cap growth stocks in general should continue to provide competitive returns. In that environment, we believe that investment opportunities will be found in numerous sectors in addition to energy. Among these would be technology, health care, industrial and select financial stocks which should all show strong year-over-year earnings gains.

(1) The Fund is measured against the Russell MidCap Growth Index, an unmanaged index which measures the performance of those securities in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) Portfolio composition is as of December 31, 2005, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the period would have been lower.

BB&T Large Company Growth VIF

Performance Overview 10/15/2001 - 12/31/2005

Growth of a $10,000 investment

Portfolio Manager

Jeffery J. Schappe, CFA

Senior Vice President and Chief Investment Officer

BB&T Asset Management, Inc.

Average Annual Returns (Inception 10/15/2001)

	1 Year	Since Inception
BB&T Large Company Growth VIF	1.88%	0.88%
Russell 1000 Growth Index	5.26%	2.69%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

We were not completely satisfied with the Fund’s performance during the last 12 months. Although we posted a positive total return of 1.88%, we trailed our primary benchmark, the Russell 1000® Growth Index(1) by 3.38%.

The Fund underperformed its benchmark due to security selection but also because we have focused on higher quality names, which have lagged for much of the year. We believe, however, that a continued bias towards quality companies boosts return potential over the long run. Lagging behind the broader market was a group of historically strong growth stocks, such as General Electric Co. (4.2% of the portfolio’s net assets), Microsoft Corp. (4.2%), Cisco Systems, Inc. (2.2%), Dell, Inc. (1.0%), and Home Depot, Inc. (1.0%); all of these stocks produced returns for the period that were below the benchmark’s performance.

We did, however, enjoy strong returns in a number of traditional growth sectors. In health care, such stalwarts as UnitedHealth Group, Inc. (+41% total return), WellPoint, Inc. (+32%), and Gilead Sciences, Inc. (+50%) delivered results that ranged from robust to outstanding. Technology stocks such as Motorola, Inc. (+32%) and Texas Instruments, Inc. (31%) enhanced fund returns.

As of December 31, 2005, the top five equity holdings in the Fund were General Electric Co. (4.2% of the portfolio’s net assets), Microsoft Corp. (4.2%), Intel Corp. (3.3%), Johnson & Johnson (3.0%), and Wal Mart Stores, Inc. (2.4%)(2).

Looking out over the next six to 12 months, we believe conditions point to a relatively constructive environment for the type of high-quality growth stocks we favor.

Respectable economic growth, low inflation, and the Fed adopting a neutral bias should provide a favorable backdrop for equities, in general. Because growth stocks have trailed value equities the past several years, we hope that a more normal valuation relationship between growth and value will emerge this year.

As is our practice, we continue to invest in the stocks of financially strong companies with reasonable earnings growth prospects.  We feel this approach should serve our shareholders well through our next fiscal year.

(1)  The Fund is measured against the Russell 1000 Growth Index an unmanaged index which is comprised of 1,000 of the largest capitalized U.S. domiciled companies with higher price-to-book ratios and higher forecasted growth values whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2)  Portfolio composition is as of December 31, 2005, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the period would have been lower.

BB&T Capital Manager Equity VIF

Performance Overview 5/1/2001 - 12/31/2005

Growth of a $10,000 investment

Portfolio Management Team

Managed by the BB&T Balanced Portfolio Management Team

Average Annual Returns (Inception 5/1/2001)

	1 Year	Since Inception
BB&T Capital Manager Equity VIF	6.77%	1.76%
S&P 500 Index	4.91%	1.44%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For the twelve-month period ended December 31, 2005, the BB&T Capital Manager Equity VIF provided a total return of 6.77%. In comparison, the S&P 500 Index returned 4.91% for the same period.

The Fund invests in a diversified selection of underlying portfolios from the BB&T family of mutual funds. As such, our allocation decisions play a big role in the Fund’s performance.

In 2005, we benefited from strong, absolute returns from the shares we owned in the BB&T Large Company Value Fund and BB&T International Equity Fund. We have a long-term strategic overweight in the value arena, which did well versus growth. Also, our strategic overweights in mid-cap and small-cap significantly contributed to our outperformance in 2005.

Our substantial weighting in the BB&T International Equity Fund demonstrated the potential value of diversifying outside the U.S., as the MSCI EAFE Index(1), which tracks international stocks, gained over twice as much as the S&P 500 Index(2), our domestic equity benchmark.

As of December 31, 2005, the portfolio’s five largest allocations in underlying BB&T portfolios were the Large Company Value Fund (30.3% of portfolio’s net assets), the Large Company Growth Fund (20.3%), the International Equity Fund (14.6%), the Equity Index Fund (12.6%), and the Mid Cap Value Fund (7.0%)(3).

These five funds are the same, and in the same order, as the allocations we had one year earlier. This similarity reflects our practice of rebalancing the Fund’s assets back to our strategic weightings on a regular basis.

While still providing positive returns, our investment in the BB&T Large Company Growth Fund underperformed the other asset classes for the year.

Looking ahead to the next twelve months, we have positive expectations for stocks, and we expect stocks to outperform bonds.

Steady economic growth, relatively contained inflation, low long-term interest rates, and reasonable valuation levels all contribute to a favorable backdrop for stocks.

One of the risks to this view is that corporate profit margins, currently near record levels, are being pressured by higher short-term interest rates and higher commodity prices. Although decelerating, earnings growth continues and remains healthy in a number of sectors. Other risks to our view include lower housing affordability and a peaking housing market. However, we believe capital management activity will increase. Cash on corporate balance sheets is high, which should support continued solid merger and acquisition activity, as well as potential dividend increases and share repurchases.

(1)       The MSCI EAFE Index is an unmanaged index which is generally representative of the performance of stock markets in that region. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2)       The Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the U.S. stock market as a whole. The Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(3)       Portfolio composition is as of December 31, 2005, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the period would have been lower.

BB&T Special Opportunities Equity VIF

Performance Overview 7/22/04 - 12/31/05

Portfolio Manager

George F. Shipp, CFA

Chief Investment Officer

Scott & Stringfellow, Inc.

Average Annual Returns (Inception 7/22/04)

	1 Year	Since Inception
BB&T Special Opportunities Equity VIF	6.29%	19.18%
S&P 500 Index	4.91%	11.40%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance doe not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the Fund more than a fund with greater diversification.

For the full year 2005, the BB&T Special Opportunities Equity VIF produced a 6.29% gain, outpacing both the 4.91% total return of the S&P 500 Index(1) and the 6.1% result of the Russell 3000 Index. This was also only slightly ahead of the Lipper Multi-Cap Value group, which posted a 6.2% gain for the year.

We manage a concentrated portfolio and were fortunate to have a few more big winners than losers. We entered October with a decent performance advantage against the market, but Hurricanes Katrina and Rita knocked a few of our companies off track. We became mesmerized by the associated spike in energy quotes and determined to hold our Apache Corp. and Pioneer Natural Resources Co. positions, even though we were well aware their Gulf of Mexico operations had been hard hit. Oil and gas quotes soon topped out due to the “demand destruction” caused by refinery and chemical outages in tandem with $3/gallon gasoline, causing the energy group to under-perform the S&P 500 by 9% in the 4th quarter. In the short term both of these stocks lagged land-focused exploration and production companies (such as Burlington, EOG, or XTO). Another fund holding, MedCath Corp. had a cardiovascular-focused hospital in Hurricane Katrina’s path. Although it managed to keep its doors open throughout the disaster, that facility in a New Orleans suburb contributed to a reduced outlook. MedCath Corp. shares fell 22% during the quarter and the year. At the end of the year, though, our admiration of energy had served our clients well, as Apache Corp., Pioneer Natural Resources Co. and Weatherford International, Ltd. (a driller for energy) all posted gains exceeding 35% over the period.

Late in 2005 we waved good-bye to our biggest gainer of the year, managed healthcare leader Coventry Health Care, Inc. Coventry shares were up over 50% from our original purchase price towards the end of 2005, on top of 23% gains in 2004 and a 122% rebound in 2003. That adds up to a cumulative +357%, whereas earnings have advanced 170% over those three years. The resultant doubling in P/E valuation raises risks, while at the same time logic would say that margin gains will become increasingly difficult. Healthcare risk underwriting used to be a cyclical business, so despite our strong admiration for the company’s management, we decided to move on.

Digital Insight, Inc. was another of our original purchases for the Fund, after shares fell on some negative short-term news just before our inception date, giving us a chance to enter around $14. Since then, we have trimmed the position on a few occasions to manage risk (wish we hadn’t but hindsight is always 20/20).  As much as we like the company and its prospects, today we find ourselves uncomfortable initiating positions at current levels around $33 (up 30% in 2005 alone), so we sold out of our position and took our profits. Digital Insight, Inc. sees non-GAAPEPS in a $1.04-1.06 range in 2006 (+21%), which puts the stock’s P/E valuation at a “full” 35x forecasts.

There was bad with the good, as there will likely always be. Mistakes will be made, learned from, and actions taken. We can forgive ourselves for riding out the energy storm, but not for the red ink we spilled in printer maker Lexmark International, Inc., which reported two major reductions in its earnings outlook in 2005 on the way to seeing its value nearly cut in half. We should have taken the hint the first time, i.e. “fool me twice, shame on us.” That second miss (October 3) cost us about 30% on our Lexmark position in the quarter as investors (including us) lost faith in the “razor and blade” thesis that had carried the company for about nine years. A 23% quarterly decline in security and storage software leader Symantec Corp. and 12% drop in cable operator Comcast Corp. – Class A were a little more frustrating, only because we did not see material news (“increasing competition” often is cited for both) to fully explain the serious depreciation.

Ours is not a dividend-oriented portfolio, but 15 of our 28 year-end equity holdings raised their payouts in 2005, by an average 35% (median +17%). If fourth quarter earnings estimates generally are accurate, our companies’ profits grew by an average 17% in 2005, superior to the still-impressive +13% expectation for the S&P 500.We believe that should be encouraging for our portfolio’s 2006 prospects.

As of December 31, 2005, the top five equity holdings in the Fund were Smithfield Foods, Inc. (4.2% of the portfolio’s net assets), CONSOL Energy, Inc. (4.1%), Weatherford International, Ltd. (3.9%), PACCAR, Inc. (3.8%), and Comcast Corp.- Class A (3.8%)(2).

(1) The Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the U.S. stock market as a whole. The Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2) Portfolio composition is as of December 31, 2005, and is subject to change.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the period would have been lower.

BB&T Total Return Bond VIF

Performance Overview 7/22/04 - 12/31/05

Growth of a $10,000 investment

Portfolio Manager

David M Ralston, CFA

Managing Director and Chief Investment Officer

Sterling Capital Management, LLC

Average Annual Returns (Inception 7/22/04)

	1 Year	Since Inception

BB&T Total Return Bond VIF	2.29%	2.81%
Lehman Bros. Agg. Bond Index	2.43%	3.98%

The chart represents a comparison of a hypothetical $10,000 investment in the indicated Fund versus a similar investment in the Fund’s benchmark, and includes the reinvestment of dividends and capital gains. (The returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.

For the twelve-month period ended December 31, 2005, the BB&I Total Return Bond VIF produced a total return of 2.29%, compared to 2.43% for the Lehman Brothers Aggregate Bond Index(1).

Effective July 18, 2005, Sterling Capital Management LLC began serving as subadviser to the Fund*.

2005 will be remembered as the year of an active Federal Reserve, a flatter yield curve and a benevolent foreign investor. Throughout the year the Fed continued on its “measured” path of removing prior years of monetary accommodation. The Fed raised the overnight borrowing rate a total of eight times in 2005 to 4.25%.

As the Fed removed monetary accommodation from an economy exhibiting amazing resilience, yields on Treasury securities from 3  months to approximately 15 years rose. The rather benign increase in core inflation along with a continued inflow of foreign capital provided a consistent bid for the long end of the Treasury curve. In fact, when looking at total returns for the year (coupon and price appreciation), long Treasury securities had the best relative returns, up approximately 9% for the year. Due to the flattening of the curve, the distant second place segment of the yield curve was the return on 6 month Treasury bills which returned 3.1% for the same time period.

In 2005 the U.S. became increasingly more dependent upon the foreign investor. Spending to finance the Iraq war and the rebuilding cost associated with hurricanes in the gulf coast led to a further deterioration of the budget deficit. Increased reliance on foreign oil and Americans’ preferences for imported goods led to a ballooning of the trade deficit. The inflow of foreign funds has had an increasing degree of importance in helping fund our internal shortfall. It is estimated that in 2005 70% of all new Treasuries issued were bought by foreign investors. This support has been critically important in maintaining low long-term interest rates, but the magnitude of these flows is worrisome and is a significant risk looking forward.

Another important influence on rates during 2005 was the energy price spike due to the dislocation of oil and refinery capacity. The Iraq war and the unprecedented back to back hurricanes hitting the refinery rich gulf coast had a severe impact on prices and consumer confidence. However, the economy weathered these storms and appears to be once again expanding at a healthy pace.

As we look forward to the year ahead the economy continues to expand at a pace that is expected to be above trend. While consensus expectations are for a slight slowing of domestic growth, the global economy is solidly gaining momentum. In 2006 corporate spending and manufacturing are expected to have a more prominent leadership role in the economy. The improved health of Corporate America that is flush with liquidity is expected to facilitate the generation of new jobs in the coming year. It is our belief that the strength of the production side of the economy will continue to create new jobs in 2006. During the last few years many of these new jobs have been created by the housing sector. While we acknowledge that there are pockets of excessive residential price appreciation, we do not believe we have a bubble in home values that is getting ready to burst. Yet we do expect the economic contribution of housing to be weaker in 2006 than in 2005.  However, nearly every measure of the sector is stronger that where it was a year ago.

Continued new job creation is critical to our positive outlook on the economy moving forward. With lower rates and increased refinancing, consumers extracted a great deal of equity from their homes over the last several years. As rates rise, this stimulus of personal consumption will decline. Another source of optimism for us toward economic expansion is the continued growth of federal spending. Support for reconstruction of the Gulf states region is expected to go on for years. Spending for defense is expected to remain at elevated levels.

On top of robust growth, we are anticipating a higher level of core inflation over the next twelve months. We feel several factors will contribute to an increase in prices. First, we believe the Chinese will eventually capitulate to political pressure from Congress and allow a second more realistic revaluation of their currency. This will reduce the downward pressure we have seen on import prices over the last several years. Second, we believe that the economy is approaching full employment and the pressure on wages will continue to rise.

In addition, the “output gap”, or the slack in the economy, is narrowing as the production side of the economy accelerates. History has shown that with capacity utilization above 80%, producers will be able to raise prices.

Our belief that the economy is healthy and advancing combined with our expectations of higher inflation leads us to a cynical view of the current level of interest rates. Simply stated, we do not believe an investor is being sufficiently paid to have exposure to current yield levels. We view the interest rate market as range-bound with current prices at the high end and yields at the low end of the range for the next several months. Therefore, we are currently short duration in our core portfolios.

From a yield curve perspective, we have shifted our positioning over the last two months. After being barbelled for most of 2005 we have moved to more of a bullet approach.

Since we expect the Fed to continue to raise short rates we remain overweight in floating rate securities to participate in the anticipated upward adjustment that accompanies Fed rate increases. Security selection in the treasury, agency and taxable muni sectors detracted about 5 basis points relative to the benchmark, and sector allocations to the taxable muni sector cost us another 2 basis points of excess return. Convexity choice across all sectors was also a small detractor from performance.

From a sector perspective, we remain convinced that having a portfolio that is of higher quality and higher yield is the proper strategy. We still believe that the restructuring risk in the market due to the emerging importance of private equity funds favors equity investors over bondholders. As such we are underweight credit and expect to remain so over the next few months.

Due to our range-bound view towards interest rates and our concern about credit, we are overweight mortgages and structure product. We believe the high quality and superior yields offered by direct issue mortgages, commercial mortgage-backed securities and AAA rated home equity Asset Backed Securities will provide superior return opportunities over time.

As of December 31, 2005, the Fund’s effective duration was 4.30 years2. Approximately 40.1% of the portfolio was invested in corporate obligations, 32.7% in U.S. Treasury and agency securities, 24.8% in collateralized mortgage-backed securities, 7.5% in cash and cash equivalents and 2.2% in municipal bonds.  The Fund’s average credit quality was Aa1 (as rated by Moody’s)(3)(4).

We expect a challenging market environment for bonds in the first half of 2006. We feel our conservative posturing of the portfolio will provide us extension opportunities in the months ahead. We believe the Fed will raise rates a few more times and pause when the Fed funds rate reaches 4.75% to 5%. At this point we believe the yield curve will once again steepen and we expect to more heavily invest in Treasury securities in the intermediate part of the curve.

*Sterling Capital Management LLC is a majority owned, non-bank subsidiary of BB&T Corporation, and is an affiliate of BB&T Asset Management, Inc.

(1)  The Fund is measured against Lehman Brothers Aggregate Bond Index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2)  Duration is a measure of a bond’s or a bond fund’s price risk that is adjusted for any optionality.

(3)  Portfolio composition is as of December 31, 2005 and is subject to change.

(4)  Moody’s Fund Ratings represent an opinion only, not a recommendation to buy or sell.

A portion of the Fund’s fees have been reduced. If fees had not been reduced, the Fund’s total return for the period would have been lower.

BB&T Variable Insurance Funds

Summary of Portfolio Holdings (Unaudited)
December 31, 2005

The BB&T Variable Insurance Funds portfolio composition was as follows at December 31, 2005:

BB&T Large Cap Value VIF	Percentage of net assets
Consumer Discretionary	7.8%
Consumer Staples	6.1
Energy	13.0
Financials	30.5
Health Care	9.0
Industrials	7.4
Information Technology	8.3
Materials	4.9
Repurchase Agreement	2.7
Telecommunication Services	5.0
Utilities	5.3
100.0%

BB&T Mid Cap Growth VIF

Consumer Discretionary	12.6%
Energy	13.1
Exchange Traded Funds	4.3
Financials	8.3
Health Care	16.1
Industrials	13.2
Information Technology	21.9
Materials	2.5
Repurchase Agreement	3.6
Telecommunication Services	4.8
100.4%

BB&T Large Company Growth VIF

Consumer Discretionary	9.2%
Consumer Staples	8.8
Energy	5.6
Financials	4.8
Health Care	20.2
Industrials	17.3
Information Technology	28.8
Repurchase Agreement	4.4
Telecommunication Services	0.9
100.0%

BB&T Capital Manager Equity VIF

Equity Index	12.6%
International Equity	14.7
Large Company Equity	50.6
Mid Cap Equity	11.6
Money Market	3.0
Small Cap	7.4
99.9%

BB&T Special Opportunities Equity VIF

Commercial Services	6.8%
Consumer Discretionary	20.4
Energy	15.0
Financials	8.2
Health Care	13.2
Industrials	7.6
Information Technology	18.5
Repurchase Agreement	10.7
100.4%

BB&T Total Return Bond VIF

Corporate Bonds	40.1%
Federal Home Loan Bank	4.4
Federal Home Loan Mortgage Corporation—Mortgage Backed Securities	7.6
Federal Home Loan Mortgage Corporation—U.S. Government Agencies	3.2
Federal National Mortgage Association—Mortgage Backed Securities	17.2
Federal National Mortgage Association—U.S. Government Agencies	4.7
Government National Mortgage Association	8.4
Municipal Bonds	2.2
Repurchase Agreement	7.5
Student Loan Marketing Association	1.6
U.S. Treasury Bonds	9.5
U.S. Treasury Notes	0.9
107.3%

BB&T Variable Insurance Funds

Expense Example (Unaudited)
December 31, 2005

As a shareholder of the BB&T Variable Insurance Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the BB&T Variable Insurance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 through December 31, 2005.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 – 12/31/05	Expense Ratio During Period 7/1/05 – 12/31/05
BB&T Large Cap Value VIF	$1,000.00	$1,054.40	$4.09	0.79%
BB&T Mid Cap Growth VIF	1,000.00	1,129.00	4.19	0.78%
BB&T Large Company Growth VIF	1,000.00	1,031.30	3.94	0.77%
BB&T Capital Manager Equity VIF	1,000.00	1,062.50	0.99	0.19%
BB&T Special Opportunities Equity VIF	1,000.00	1,029.00	6.03	1.18%
BB&T Total Return Bond VIF	1,000.00	998.80	4.43	0.88%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each BB&T Variable Insurance Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Period* 7/1/05 – 12/31/05	Expense Ratio During Period 7/1/05 – 12/31/05
BB&T Large Cap Value VIF	$1,000.00	$1,021.22	$4.02	0.79%
BB&T Mid Cap Growth VIF	1,000.00	1,021.27	3.97	0.78%
BB&T Large Company Growth VIF	1,000.00	1,021.32	3.92	0.77%
BB&T Capital Manager Equity VIF	1,000.00	1,024.25	0.97	0.19%
BB&T Special Opportunities Equity VIF	1,000.00	1,019.26	6.01	1.18%
BB&T Total Return Bond VIF	1,000.00	1,020.77	4.48	0.88%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

BB&T Large Cap Value VIF

Schedule of Portfolio Investments
December 31, 2005

Shares		Fair Value
COMMON STOCKS (97.3%)
	Consumer Discretionary (7.8%)
8,223	Federated Department Stores, Inc.	$545,432
45,000	Gannett Co., Inc.	2,725,649
70,000	Mattel, Inc.	1,107,400
17,475	V.F. Corp.	967,067
99,000	Walt Disney Co. (The)	2,373,030
13,100	Whirlpool Corp.	1,097,256
		8,815,834
	Consumer Staples (6.1%)
55,400	Albertson's, Inc.	1,182,790
24,000	Altria Group, Inc.	1,793,280
38,000	Kimberly-Clark Corp.	2,266,700
90,452	Sara Lee Corp.	1,709,543
		6,952,313
	Energy (13.0%)
19,000	Anadarko Petroleum Corp.	1,800,250
9,000	Burlington Resources, Inc.	775,800
50,800	ChevronTexaco Corp.	2,883,916
53,400	ConocoPhillips	3,106,812
47,632	Exxon Mobil Corp.	2,675,489
38,500	Royal Dutch Shell PLC, A Shares, ADR	2,367,365
12,000	Schlumberger, Ltd.	1,165,800
		14,775,432
	Financials (30.5%)
6,000	Ambac Financial Group, Inc.	462,360
17,000	American International Group, Inc.	1,159,910
76,000	Bank of America Corp.	3,507,400
37,000	Bank of New York Co., Inc. (The)	1,178,450
62,333	Citigroup, Inc.	3,025,020
15,000	Equity Residential, REIT	586,800
34,000	Fannie Mae	1,659,540
11,500	Franklin Resources, Inc.	1,081,115
44,677	ING Groep NV, ADR	1,555,653
74,490	J.P. Morgan Chase & Co.	2,956,508
23,200	Lincoln National Corp.	1,230,296
30,000	Merrill Lynch & Company, Inc.	2,031,900
37,000	Northern Trust Corp.	1,917,340
45,000	Old Republic International Corp.	1,181,700
38,000	PNC Financial Services Group, Inc.	2,349,540
56,600	St. Paul Travelers Cos, Inc. (The)	2,528,322
26,000	SunTrust Banks, Inc.	1,891,760
52,000	Washington Mutual, Inc.	2,262,000
22,900	Wells Fargo & Co.	1,438,807
16,400	Willis Group Holdings, Ltd.	605,816
		34,610,237
	Health Care (9.0%)
29,200	Abbott Laboratories	1,151,356
43,600	Bristol-Myers Squibb Co.	1,001,928
17,000	Cigna Corp.	1,898,900
25,000	HCA, Inc.	1,262,500
17,400	Johnson & Johnson	1,045,740
61,000	Merck & Co., Inc.	1,940,410
51,000	Pfizer, Inc.	1,189,320
15,000	Wyeth	691,050
		10,181,204

Shares or Principal Amount		Fair Value
COMMON STOCKS — (continued)
	Industrials (7.4%)
15,000	CSX Corp.	$761,550
9,500	Emerson Electric Co.	709,650
31,000	General Electric Co.	1,086,550
18,900	Parker-Hannifin Corp.	1,246,644
3,500	Phelps Dodge Corp.	503,545
27,600	Pitney Bowes, Inc.	1,166,100
47,000	Raytheon Co.	1,887,050
14,000	Textron, Inc.	1,077,720
		8,438,809
	Information Technology (8.3%)
25,400	Automatic Data Processing, Inc.	1,165,606
29,000	First Data Corp.	1,247,290
82,200	Hewlett-Packard Co.	2,353,386
4,800	IBM Corp.	394,560
40,000	Microsoft Corp.	1,046,000
87,000	Nokia Corp., ADR	1,592,100
96,000	Time Warner, Inc.	1,674,240
		9,473,182
	Materials (4.9%)
17,000	Air Products & Chemicals, Inc.	1,006,230
41,000	Alcoa, Inc.	1,212,370
5,000	E.I. DuPont de Nemours & Co.	212,500
39,800	Sonoco Products Co.	1,170,120
30,000	Weyerhaeuser Co.	1,990,200
		5,591,420
	Telecommunication Services (5.0%)
72,399	AT&T, Inc.	1,773,052
36,800	BellSouth Corp.	997,280
60,000	Sprint Nextel Corp.	1,401,600
52,000	Verizon Communications, Inc.	1,566,240
		5,738,172
	Utilities (5.3%)
16,000	Dominion Resources, Inc.	1,235,200
30,000	Duke Energy Corp.	823,500
38,200	National Fuel Gas Co.	1,191,458
70,000	NiSource, Inc.	1,460,200
6,450	SCANA Corp.	254,001
59,910	Xcel Energy, Inc.	1,105,939
		6,070,298
	Total Common Stocks (Cost $90,964,299)	110,646,901
REPURCHASE AGREEMENT (2.7%)
$3,042,954	U.S. Bank N.A., 4.05%, dated 12/30/05, maturing 1/3/06, with a maturity value of $3,044,323 (Collateralized fully by U.S. Government Agencies)	3,042,954
	Total Repurchase Agreement (Cost $3,042,954)	3,042,954
Total Investments (Cost $94,007,253) — 100.0%		113,689,855
Net other assets (liabilities) — 0.0%		(41,859)
NET ASSETS — 100.0%		$113,647,996

See accompanying notes to schedules of portfolio investments and notes to the financial statements.

BB&T Mid Cap Growth VIF

Schedule of Portfolio Investments
December 31, 2005

Shares		Fair Value
COMMON STOCKS (92.5%)
	Consumer Discretionary (12.6%)
9,850	Abercrombie & Fitch Co., Class A	$642,023
11,550	Advance Auto Parts, Inc. (a)	501,963
10,000	Carter's, Inc. (a)	588,500
14,400	Chico's FAS, Inc. (a)	632,592
17,100	Coach, Inc. (a)	570,114
5,700	Getty Images, Inc. (a)	508,839
3,625	Harman International Industries, Inc.	354,706
6,500	Starwood Hotels & Resorts Worldwide, Inc.	415,090
28,000	Urban Outfitters, Inc. (a)	708,680
		4,922,507
	Energy (13.1%)
7,300	Arch Coal, Inc.	580,350
15,000	Cal Dive International, Inc. (a)	538,350
9,700	Cameco Corp.	614,883
19,700	Chesapeake Energy Corp.	625,081
15,600	Cooper Cameron Corp. (a)	645,840
16,000	Grant Prideco, Inc. (a)	705,920
5,950	National-Oilwell Varco, Inc. (a)	373,065
8,100	Peabody Energy Corp.	667,602
10,300	Rowan Cos., Inc.	367,092
1	XTO Energy, Inc.	44
		5,118,227
	Financials (8.3%)
9,700	Affiliated Managers Group, Inc. (a)	778,425
27,000	Ameritrade Holding Corp. (a)	648,000
1,950	Chicago Mercantile Exchange Holdings, Inc.	716,606
6,000	Legg Mason, Inc.	718,140
5,500	T. Rowe Price Group, Inc.	396,165
		3,257,336
	Health Care (16.1%)
6,100	Aetna, Inc.	575,291
13,500	Caremark Rx, Inc. (a)	699,165
12,250	Celgene Corp. (a)	793,800
4,600	Cerner Corp. (a)	418,186
11,700	Covance, Inc. (a)	568,035
9,500	Coventry Health Care, Inc. (a)	541,120
16,000	Dade Behring Holdings, Inc.	654,240
8,000	Genzyme Corp. (a)	566,240
8,400	Humana, Inc. (a)	456,372
9,100	Omnicare, Inc.	520,702
13,400	ResMed, Inc. (a)	513,354
		6,306,505
	Industrials (13.2%)
9,500	Canadian Pacific Railway, Ltd.	398,525
24,500	Gol-Linhas Aereas Inteligentes, ADR	691,145
9,300	Goodrich Corp.	382,230
10,300	JLG Industries, Inc.	470,298
18,300	Joy Global, Inc.	732,000
16,700	Monster Worldwide, Inc. (a)	681,694
11,400	Precision Castparts Corp.	590,634
6,800	Rockwell Automation, Inc.	402,288

Shares or Principal Amount		Fair Value
COMMON STOCKS — (continued)
	Industrials — (continued)
8,750	UTI Worldwide, Inc.	$812,350
		5,161,164
	Information Technology (21.9%)
16,950	Advanced Micro Devices, Inc. (a)	518,670
11,300	Amphenol Corp., Class A	500,138
11,400	ATI Technologies, Inc. (a)	193,686
13,300	AutoDesk, Inc.	571,235
10,500	Broadcom Corp., Class A (a)	495,075
26,500	CNET Networks, Inc. (a)	389,285
17,500	Cognizant Technology Solutions Corp., Class A (a)	881,125
32,000	Comverse Technology, Inc. (a)	850,880
14,800	Harris Corp.	636,548
31,700	Intersil Corp., Class A	788,696
19,700	Jabil Circuit, Inc. (a)	730,673
14,000	Marvell Technology Group, Ltd. (a)	785,260
27,500	MEMC Electronic Materials, Inc. (a)	609,675
13,400	Varian Semiconductor Equipment Associates, Inc. (a)	588,662
		8,539,608
	Materials (2.5%)
18,700	Airgas, Inc.	615,230
7,750	Florida Rock Industries, Inc.	380,215
		995,445
	Telecommunication Services (4.8%)
43,000	American Tower Corp., Class A (a)	1,165,300
16,600	NII Holdings, Inc. (a)	725,088
		1,890,388
	Total Common Stocks (Cost $25,441,356)	36,191,180
EXCHANGE TRADED FUNDS (4.3%)
17,700	iShares Russell Midcap Growth Index Fund	1,664,508
	Total Exchange Traded Funds (Cost $1,633,913)	1,664,508
REPURCHASE AGREEMENT (3.6%)
$1,408,006	U.S. Bank N.A., 4.05%, dated 12/30/05, maturing 1/3/06, with a maturity value of $1,408,640 (Collateralized fully by U.S. Government Agencies)	1,408,006
	Total Repurchase Agreement (Cost $1,408,006)	1,408,006
Total Investments (Cost $28,483,275) — 100.4%		39,263,694
Net other assets (liabilities) — (0.4)%		(173,196)
NET ASSETS — 100.0%		$39,090,498

See accompanying notes to schedules of portfolio investments and notes to the financial statements.

BB&T Large Company Growth VIF

Schedule of Portfolio Investments
December 31, 2005

Shares		Fair Value
COMMON STOCKS (95.6%)
	Consumer Discretionary (9.2%)
3,397	Chico's FAS, Inc. (a)	$149,230
3,671	Coach, Inc. (a)	122,391
2,300	eBay, Inc. (a)	99,475
3,933	Hershey Co., (The)	217,298
5,814	Home Depot, Inc.	235,351
6,410	Kohl's Corp. (a)	311,526
1,855	Lowe's Companies, Inc.	123,654
1,594	Nike, Inc., Class B	138,343
17,297	Starbucks Corp. (a)	519,084
2,174	Target Corp.	119,505
3,049	Williams Sonoma, Inc. (a)	131,564
		2,167,421
	Consumer Staples (8.8%)
3,182	Altria Group, Inc.	237,759
5,749	Coca-Cola Co.	231,742
8,753	PepsiCo, Inc.	517,127
9,033	Procter & Gamble Co.	522,830
11,936	Wal-Mart Stores, Inc.	558,605
		2,068,063
	Energy (5.6%)
3,737	Anadarko Petroleum Corp.	354,081
5,136	Apache Corp.	351,919
6,270	Baker Hughes, Inc.	381,090
3,842	ConocoPhillips	223,528
		1,310,618
	Financials (4.8%)
4,399	American International Group, Inc.	300,143
2,355	CIT Group, Inc.	121,942
2,553	Franklin Resources, Inc.	240,008
1,890	Goldman Sachs Group, Inc. (The)	241,372
3,699	PNC Financial Services Group, Inc.	228,709
		1,132,174
	Health Care (20.2%)
6,940	Abbott Laboratories	273,644
6,253	Amgen, Inc. (a)	493,112
5,865	Caremark Rx, Inc. (a)	303,748
2,385	Genentech, Inc. (a)	220,613
2,870	Genzyme Corp. (a)	203,139
5,502	Gilead Sciences, Inc. (a)	289,570
11,846	Johnson & Johnson	711,944
4,449	Medco Health Solutions, Inc. (a)	248,254
8,608	Medtronic, Inc.	495,562
5,400	Novartis AG, ADR	283,392
9,865	Pfizer, Inc.	230,052
6,811	UnitedHealth Group, Inc.	423,236
3,056	Wellpoint, Inc. (a)	243,838
7,140	Wyeth	328,940
		4,749,044
	Industrials (17.3%)
4,514	Boeing Co.	317,063
6,201	Caterpillar, Inc.	358,232

Shares or Principal Amount		Fair Value
COMMON STOCKS — (continued)
	Industrials — (continued)
2,245	Danaher Corp.	$125,226
6,296	Dow Chemical Co. (The)	275,891
1,406	FedEx Corp.	145,366
28,213	General Electric Co.	988,866
3,300	Honeywell International, Inc.	122,925
2,892	Illinois Tool Works, Inc.	254,467
11,774	National Semiconductor Corp.	305,889
2,415	Phelps Dodge Corp.	347,446
4,661	Precision Castparts Corp.	241,486
3,158	United Parcel Service, Inc., Class B	237,324
6,096	United Technologies Corp.	340,827
		4,061,008
	Information Technology (28.8%)
4,941	3M Co.	382,928
1,887	Apple Computer, Inc. (a)	135,656
30,747	Cisco Systems, Inc. (a)	526,389
12,768	Corning, Inc. (a)	251,019
7,767	Dell, Inc. (a)	232,932
8,530	EMC Corp. (a)	116,179
605	Google, Inc . (a)	250,990
6,442	IBM Corp.	529,532
31,504	Intel Corp.	786,340
37,536	Microsoft Corp.	981,567
9,956	Monster Worldwide, Inc. (a)	406,404
19,939	Motorola, Inc.	450,422
10,094	Nokia Corp., ADR	184,720
30,800	Oracle Corp. (a)	376,068
6,100	QUALCOMM, Inc.	262,788
11,579	Texas Instruments, Inc.	371,339
23,776	Time Warner, Inc.	414,653
3,116	Yahoo!, Inc. (a)	122,085
		6,782,011
	Telecommunication Services (0.9%)
9,423	Sprint Nextel Corp.	220,121
	Total Common Stocks (Cost $20,175,360)	22,490,460
REPURCHASE AGREEMENT (4.4%)
$1,026,296	U.S. Bank N.A., 4.05% dated 12/30/05, maturing 1/3/06, with a maturity value of $1,026,758 (Collateralized fully by U.S. Government Agencies)	1,026,296
	Total Repurchase Agreement (Cost $1,026,296)	1,026,296
Total Investments (Cost $21,201,656) — 100.0%		23,516,756
Net other assets (liabilities) — 0.0%		6,415
NET ASSETS — 100.0%		$23,523,171

See accompanying notes to schedules of portfolio investments and notes to the financial statements.

BB&T Capital Manager Equity VIF

Schedule of Portfolio Investments
December 31, 2005

Shares		Fair Value
INVESTMENT COMPANIES (99.9%)
432,590	BB&T Equity Index Fund, Class A	$3,629,430
416,286	BB&T International Equity Fund, Institutional Class	4,204,486
632,624	BB&T Large Company Growth Fund, Institutional Class	5,820,140
475,413	BB&T Large Company Value Fund, Institutional Class	8,695,304
99,177	BB&T Mid Cap Growth Fund, Institutional Class (a)	1,334,918
163,034	BB&T Mid Cap Value Fund, Institutional Class	2,002,055
56,293	BB&T Small Company Growth Fund, Institutional Class (a)	853,958

Shares		Fair Value
INVESTMENT COMPANIES — (continued)
89,284	BB&T Small Cap Fund, Institutional Class	$1,279,442
865,285	BB&T U.S. Treasury Money Market Fund, Institutional Class	865,285
	Total Investment Companies (Cost $27,080,066)	28,685,018
Total Investments (Cost $27,080,066) — 99.9%		28,685,018
Net other assets (liabilities) — 0.1%		36,990
NET ASSETS — 100.0%		$28,722,008

See accompanying notes to schedules of portfolio investments and notes to the financial statements.

BB&T Special Opportunities Equity VIF

Schedule of Portfolio Investments
December 31, 2005

Shares		Fair Value
COMMON STOCKS (89.7%)
	Commercial Services (6.8%)
54,500	Cendant Corp.	$940,125
44,900	WCI Communities, Inc. (a)	1,205,565
		2,145,690
	Consumer Discretionary (20.4%)
20,500	Anheuser-Busch Companies, Inc.	880,680
46,450	Comcast Corp., Class A (a)	1,205,842
16,500	Costco Wholesale Corp.	816,255
10,000	Hain Celestial Group, Inc. (a)	211,600
65,340	News Corp., Class A	1,016,037
43,100	Smithfield Foods, Inc. (a)	1,318,860
22,200	YUM! Brands, Inc.	1,040,736
		6,490,010
	Energy (15.0%)
16,800	Apache Corp.	1,151,136
19,900	CONSOL Energy, Inc.	1,297,082
20,600	Pioneer Natural Resources Co.	1,056,162
34,600	Weatherford International, Ltd. (a)	1,252,520
		4,756,900
	Financials (8.2%)
2,600	Markel Corp. (a)	824,330
11,000	MBIA, Inc.	661,760
18,000	Wells Fargo & Co.	1,130,940
		2,617,030
	Health Care (13.2%)
111,448	Emdeon Corp. (a)	942,850
18,900	Laboratory Corporation of America Holdings (a)	1,017,765
28,000	Manor Care, Inc.	1,113,560
60,503	MedCath Corp. (a)	1,122,331
		4,196,506

Shares or Principal Amount		Fair Value
COMMON STOCKS — (continued)
	Industrials (7.6%)
16,000	L-3 Communications Holdings, Inc.	$1,189,600
17,500	PACCAR, Inc.	1,211,525
		2,401,125
	Information Technology (18.5%)
42,400	Activision, Inc. (a)	582,576
175,880	ARM Holdings PLC, ADR	1,092,215
49,200	ATI Technologies, Inc. (a)	835,908
17,000	Fair Issac Corp.	750,890
27,840	First Data Corp.	1,197,398
33,000	Packeteer, Inc. (a)	256,410
66,400	Symantec Corp. (a)	1,162,000
		5,877,397
	Total Common Stocks (Cost $25,531,936)	28,484,658
REPURCHASE AGREEMENT (10.7%)
$3,403,712	U.S. Bank N.A., 4.05%, dated 12/30/05, maturing 1/3/06, with a maturity value of $3,405,244 (Collateralized fully by U.S. Government Agencies)	3,403,712
	Total Repurchase Agreement (Cost $3,403,712)	3,403,712
Total Investments (Cost $28,935,648) — 100.4%		31,888,370
Net other assets (liabilities) — (0.4)%		(120,128)
NET ASSETS — 100.0%		$31,768,242

See accompanying notes to schedules of portfolio investments and notes to the financial statements.

BB&T Total Return Bond VIF

Schedule of Portfolio Investments
December 31, 2005

Principal Amount		Fair Value
CORPORATE BONDS (40.1%)
	Aerospace & Defense (0.5%)
$85,000	Raytheon Co., 6.15%, 11/1/08	$88,215
	Airlines (0.6%)
125,000	Southwest Airlines Co., 5.25%, 10/1/14	121,219
	Auto — Cars/Light Trucks (0.7%)
125,000	DaimlerChrysler NA Holdings, 4.875%, 6/15/10	122,048
	Banking & Financial Services (32.5%)
87,000	Associates Corp. NA, 6.25%, 11/1/08	90,121
355,000	Bank of America Commercial Mortgage, Inc., Series 2004-6, Class A5, 4.81%, 12/10/42	346,119
155,000	Bank of America Corp., 4.25%, 10/1/10	150,723
184,000	Centex Home Equity, Series 2005-C, Class AF6, 4.64%, 6/25/35	178,782
345,000	Chase Funding Mortgage Loan Asset-Backed, Series 2003-4, Class 1A5, 5.42%, 5/25/33	345,104
500,000	Chase Issuance Trust, Series 2005-A1, Class A1, 4.38%, 12/15/10 (c)*	500,050
82,000	CIT Group, Inc., 5.00%, 2/13/14	80,209
200,000	CIT Group, Inc., Series MTN, 4.73%, 9/20/07*	200,661
490,000	Countrywide Asset-Backed Certificates, Series 2004-3, Class 3A3, 4.76%, 8/25/34 (c)*	491,375
284,000	Countrywide Asset-Backed Certificates, Series 2005-4, Class 3AV2, 4.59%, 10/25/35 (c)*	284,050
250,000	CS First Boston Mortgage Securities Corp., Series 2004-C1, Class A2, 3.52%, 1/15/37	241,005
182,000	Gatx Financial Corp., 5.125%, 4/15/10	180,201
166,000	GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A4, 5.33%, 11/10/45	168,962
173,912	GE Capital Commercial Mortgage Corp., Series 2001-3, Class A1, 5.56%, 6/10/38	175,602
310,000	GE Capital Commercial Mortgage Corp., Series 2004-C1, Class A2, 3.915%, 11/10/38	297,767
184,000	General Motors Acceptance Corp., 6.75%, 12/1/14	165,530
130,000	Goldman Sachs Group, Inc., 4.125%, 1/15/08	128,004
175,000	Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 6/18/12	172,122
150,000	HSBC Finance Corp., 4.75%, 7/15/13	144,927
265,000	Lehman Brothers Holdings, Series MTNG, 4.80%, 3/13/14	258,744
190,000	Merrill Lynch & Co., 6.00%, 2/17/09	195,935
170,000	Morgan Stanley, 4.25%, 5/15/10	164,326
251,602	Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A3, 3.80%, 7/25/30	250,607
408,000	Residential Asset Securities Corp., Series 2005-KS6, Class A2, 4.53%, 7/25/35 (c)*	407,814
147,000	Synovus Financial, 4.875%, 2/15/13	144,383
200,000	Wachovia Corp., 4.28%, 10/28/08*	199,979
140,000	Wachovia Corp., 4.375%, 6/1/10	136,951
		6,100,053
	Telecommunications (4.1%)
175,000	America Movil SA de CV, 5.75%, 1/15/15	175,595
320,000	Motorola, Inc., 7.50%, 5/15/25	385,028
200,000	Sprint Capital Corp., 6.875%, 11/15/28	218,538
		779,161

Principal Amount		Fair Value
CORPORATE BONDS — (continued)
	Utilities (1.7%)
$215,000	American Electric Power, Series C, 5.375%, 3/15/10	$216,731
105,000	General Electric Co., 5.00%, 2/1/13	104,945
		321,676
	Total Corporate Bonds (Cost $7,590,167)	7,532,372
MORTGAGE-BACKED SECURITIES (33.2%)
	Federal Home Loan Mortgage Corp. (7.6%)
795,375	6.00%, 10/1/19, Pool # G11679	811,633
94,665	5.50%, 11/1/20, Pool # J02711	95,239
166,833	4.50%, 6/1/35, Pool # G01842	156,962
152,766	5.50%, 7/1/35, Pool # A36540	151,397
121,706	6.00%, 7/1/35, Pool # A36304	122,936
91,001	5.50%, 12/1/35, Pool # A40359	90,186
		1,428,353
	Federal National Mortgage Assoc. (17.2%)
134,396	4.50%, 10/1/18, Pool # 752030	130,782
90,659	5.50%, 11/1/20, Pool # 843972	91,250
1,451,321	5.50%, 1/1/34, Pool # 757571	1,437,367
351,628	6.50%, 9/1/34, Pool # 796569	360,765
505,313	6.00%, 2/1/35, Pool # 735269	510,114
125,019	6.00%, 5/1/35, Pool # 821037	126,207
256,470	7.00%, 6/1/35, Pool # 255820	267,597
132,227	5.00%, 9/1/35, Pool # 757857	128,122
89,399	6.00%, 11/1/35, Pool # 843803	90,249
93,186	6.00%, 11/1/35, Pool # 817636	94,072
		3,236,525
	Government National Mortgage Assoc. (8.4%)
1,590,000	5.00%, 1/1/36 (b)	1,568,634
	Total Mortgage-Backed Securities (Cost $6,281,141)	6,233,512
MUNICIPAL BONDS (2.2%)
	Illinois (0.4%)
85,000	Illinois State, 3.75%, 6/1/12	79,865
	New York (0.5%)
100,000	Sales Tax Asset Receivables Corp., Series B, 4.06%, 10/15/10, FGIC	96,694
	Oregon (0.5%)
95,000	Oregon School Boards Association, 4.76%, 6/30/28, AMBAC	89,122
	Texas (0.8%)
155,000	Brownsville Texas Utility System, Series B, 4.92%, 9/1/14, AMBAC	154,525
	Total Municipal Bonds (Cost $424,345)	420,206
U.S. GOVERNMENT AGENCIES (13.9%)
	Federal Home Loan Bank (4.4%)
200,000	4.25%, 9/28/06, Callable 3/28/06 @ 100*	199,767
150,000	4.25%, 3/24/08, Callable 3/24/06 @ 100	148,260
220,000	3.75%, 8/15/08	214,770
245,000	Series FB11, 5.875%, 2/15/11	255,989
		818,786

Continued

BB&T Total Return Bond VIF

Schedule of Portfolio Investments — (continued)
December 31, 2005

Principal Amount		Fair Value
U.S. GOVERNMENT AGENCIES — (continued)
	Federal Home Loan Mortgage Corp. (3.2%)
$100,000	3.75%, 2/25/08, Callable 2/25/06 @ 100*	$99,371
196,000	4.625%, 8/15/08, Callable 8/15/06 @ 100	194,994
210,000	4.125%, 7/12/10	204,782
109,000	5.50%, 8/20/19, Callable 8/20/07 @ 100	108,142
		607,289
	Federal National Mortgage Assoc. (4.7%)
385,000	6.625%, 11/15/10	416,054
439,000	6.00%, 5/15/11	464,302
		880,356
	Student Loan Marketing Assoc. (1.6%)
150,000	Series MTNA, 4.28%, 1/25/08*	150,096
150,000	Series MTNA, 4.00%, 1/15/09	145,970
		296,066
	Total U.S. Government Agencies (Cost $2,614,263)	2,602,497
U.S. TREASURY BONDS (9.5%)
455,000	8.875%, 8/15/17	632,272
314,000	7.875%, 2/15/21	424,955
283,000	7.25%, 8/15/22	368,541
300,000	6.25%, 8/15/23	358,242
	Total U.S. Treasury Bonds (Cost $1,790,054)	1,784,010
U.S. TREASURY NOTES (0.9%)
167,000	4.50%, 11/15/10	167,900
	Total U.S. Treasury Notes (Cost $166,661)	167,900

Principal Amount		Fair Value
REPURCHASE AGREEMENT (7.5%)
$1,409,886	U.S. Bank N.A., 4.05%, dated 12/30/05, maturing 1/3/06, with a maturity value of $1,410,520 (Collateralized fully by U.S. Government Agencies)	$1,409,886
	Total Repurchase Agreement (Cost $1,409,886)	1,409,886
Total Investments (Cost $20,276,517) — 107.3%		20,150,383
Net other assets (liabilities) — (7.3)%		(1,373,668)
NET ASSETS — 100.0%		$18,776,715

See accompanying notes to schedules of portfolio investments and notes to the financial statements.

Schedule of Portfolio Investments

Notes to Schedules of Portfolio Investments
December 31, 2005

(a)  Represents non-income producing security.

(b)  Represents a security purchased on a when-issued basis. At December 31, 2005, total cost of investments purchased on a when-issued basis for the BB&T Total Return Bond VIF was $1,552,304.

(c)  Represents that all or a portion of the security was pledged as collateral for securities purchased on a when-issued basis.

*  The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is the rate in effect as of December 31, 2005. The maturity date reflected is the final maturity date.

ADR — American Depository Receipt.

AMBAC — Insured by AMBAC Indemnity Corp.

FGIC — Insured by Financial Guaranty Insurance Corp.

REIT — Real Estate Investment Trust.

See accompanying notes to financial statements.

(This page has been left blank intentionally.)

BB&T Variable Insurance Funds

Statements of Assets and Liabilities
December 31, 2005

	BB&T Large Cap Value VIF	BB&T Mid Cap Growth VIF	BB&T Large Company Growth VIF	BB&T Capital Manager Equity VIF	BB&T Special Opportunities Equity VIF	BB&T Total Return Bond VIF
Assets:
Investments:
Unaffiliated investments, at cost	$90,964,299	$27,075,269	$20,175,360	$—	$25,531,936	$18,866,631
Investment in affiliates, at cost	—	—	—	27,080,066	—	—
Total investments, at cost	90,964,299	27,075,269	20,175,360	27,080,066	25,531,936	18,866,631
Unrealized appreciation (depreciation)	19,682,602	10,780,419	2,315,100	1,604,952	2,952,722	(126,134)
Investments, at value	110,646,901	37,855,688	22,490,460	28,685,018	28,484,658	18,740,497
Repurchase agreements, at cost	3,042,954	1,408,006	1,026,296	—	3,403,712	1,409,886
Cash	4,402	1,865	—	—	4,478	1,180
Interest and dividends receivable	209,507	15,779	22,682	41,244	40,516	158,991
Receivable for investments sold	—	—	—	—	320,851	—
Receivable from Investment Advisor	—	—	—	1,357	—	—
Receivable for capital shares issued	14,717	30,512	67	—	2,834	41,119
Prepaid expenses	5,069	1,675	1,054	1,267	1,358	805
Total Assets	113,923,550	39,313,525	23,540,559	28,728,886	32,258,407	20,352,478
Liabilities:
Covered options written (premiums received $0; $0; $0; $0; $4,501; $0)	—	—	—	—	325	—
Payable for investments purchased	182,906	194,297	—	—	391,801	1,557,162
Payable for capital shares redeemed	9,085	143	1,258	907	58,792	217
Accrued expenses and other payables:
Investment advisory fees	47,412	14,978	8,109	—	21,544	6,273
Administration fees	11,004	3,724	2,280	—	3,003	1,759
Fund accounting fees	1,133	488	358	247	424	432
Transfer agency fees	2,094	1,449	1,319	1,517	1,385	1,273
Compliance service fees	1,317	435	274	329	352	209
Other	20,603	7,513	3,790	3,878	12,539	8,438
Total Liabilities	275,554	223,027	17,388	6,878	490,165	1,575,763
Net Assets:
Capital	94,851,983	25,934,212	21,265,528	26,027,366	27,002,115	18,930,134
Accumulated undistributed (distributions in excess of) net investment income	24,377	—	—	43,617	—	77,712
Accumulated realized gains/(losses) from investment transactions	(910,966)	2,375,867	(57,457)	1,046,073	1,809,229	(104,997)
Net unrealized appreciation/ depreciation on investments	19,682,602	10,780,419	2,315,100	1,604,952	2,956,898	(126,134)
Net Assets	$113,647,996	$39,090,498	$23,523,171	$28,722,008	$31,768,242	$18,776,715

Outstanding units of beneficial interest (shares)	8,120,486	2,494,185	2,285,271	2,732,880	2,501,466	1,891,876

Net asset value — offering and redemption price per share	$14.00	$15.67	$10.29	$10.51	$12.70	$9.92

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

Statements of Operations
For the Year Ended December 31, 2005

	BB&T Large Cap Value VIF	BB&T Mid Cap GrowthVIF	BB&T Large Company Growth VIF	BB&T Capital Manager Equity VIF	BB&T Special Opportunities Equity VIF	BB&T Total Return Bond VIF
Investment Income:
Interest income	$117,232	$55,396	$30,269	$—	$61,557	$747,023
Dividend income	2,957,911	117,711	241,567	—	192,618	1,377
Dividend income from affiliates	—	—	—	522,657	—	—
Total investment income:	3,075,143	173,107	271,836	522,657	254,175	748,400
Expenses:
Investment advisory fees (See Note 4)	831,024	253,849	169,101	67,370	216,096	102,477
Administration, transfer agency, and fund accounting fees (See Note 4)	93,267	38,338	31,486	14,888	32,320	27,649
Administration fees (See Note 4)	85,967	27,014	17,717	21,023	21,960	13,412
Fund accounting fees (See Note 4)	11,917	6,965	5,751	4,009	6,886	7,432
Transfer agency fees (See Note 4)	13,051	7,878	6,879	7,649	7,335	6,318
Compliance service fees (See Note 4)	9,936	3,074	2,001	2,329	2,374	1,461
Custodian fees	14,306	4,345	2,862	3,305	3,293	2,019
Professional fees	68,366	20,437	13,420	15,803	20,255	13,924
Trustee fees	15,148	4,606	3,005	3,497	3,865	2,409
Other	34,906	11,266	7,782	9,087	16,707	13,943
Total expenses before waivers	1,177,888	377,772	260,004	148,960	331,091	191,044
Less expenses reimbursed or waived by the Investment Advisor	(235,503)	(109,799)	(78,732)	(58,964)	—	(20,342)
Less expenses waived by the Administrator and its affiliates	(54,844)	—	—	(21,023)	—	—
Net expenses	887,541	267,973	181,272	68,973	331,091	170,702
Net investment income (loss)	2,187,602	(94,866)	90,564	453,684	(76,916)	577,698
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on option contract transactions	—	—	—	—	34,400	—
Net realized gains (losses) from investment security transactions	5,648,845	2,740,583	761,512	—	1,851,743	(4,837)
Net realized gains (losses) on investments with affiliates	—	—	—	12,893	—	—
Net realized gain distributions from underlying funds	—	—	—	1,484,532	—	—
Change in unrealized appreciation/ depreciation of investments	(351,242)	2,171,358	(393,355)	(123,802)	(87,895)	(180,295)
Net realized/unrealized gains (losses) on investments	5,297,603	4,911,941	368,157	1,373,623	1,798,248	(185,132)
Change in net assets from operations	$7,485,205	$4,817,075	$458,721	$1,827,307	$1,721,332	$392,566

See accompanying notes to the financial statements.

BB&T Variable Insurance Funds

Statements of Changes in Net Assets

	BB&T Large Cap Value VIF		BB&T Mid Cap Growth VIF		BB&T Large Company Growth VIF
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
From Investment Activities:
Operations:
Net investment income (loss)	$2,187,602	$1,778,050	$(94,866)	$(117,831)	$90,564	$93,252
Net realized gains (losses) from investment transactions	5,648,845	890,277	2,740,583	1,562,831	761,512	1,043,147
Net realized gains (losses) on investments with affiliates	—	—	—	—	—	—
Net realized gain distributions from underlying funds	—	—	—	—	—	—
Change in unrealized appreciation/depreciation of investments	(351,242)	10,154,949	2,171,358	3,098,166	(393,355)	62,677
Change in net assets from operations	7,485,205	12,823,276	4,817,075	4,543,166	458,721	1,199,076
Dividends to Shareholders:
Net investment income	(2,163,186)	(1,778,089)	—	—	(91,612)	(93,247)
Net realized gains from investment transactions	—	—	—	—	—	—
Change in net assets from shareholder dividends	(2,163,186)	(1,778,089)	—	—	(91,612)	(93,247)
Capital Transactions:
Proceeds from shares issued	2,804,935	8,206,444	3,785,288	5,075,670	1,803,928	3,514,255
Dividends reinvested	2,712,897	1,648,020	—	—	183,178	1,683
Value of shares redeemed	(8,803,839)	(3,970,967)	(1,919,195)	(1,114,583)	(1,130,736)	(786,493)
Change in net assets from capital transactions	(3,286,007)	5,883,497	1,866,093	3,961,087	856,370	2,729,445
Change in net assets	2,036,012	16,928,684	6,683,168	8,504,253	1,223,479	3,835,274
Net Assets:
Beginning of Period	111,611,984	94,683,300	32,407,330	23,903,077	22,299,692	18,464,418
End of Period	$113,647,996	$111,611,984	$39,090,498	$32,407,330	$23,523,171	$22,299,692

Share Transactions:
Issued	208,216	657,552	266,255	415,359	180,801	363,360
Reinvested	199,567	134,624	—	—	18,107	179
Redeemed	(646,756)	(322,025)	(138,285)	(93,117)	(111,804)	(81,015)
Change in shares	(238,973)	470,151	127,970	322,242	87,104	282,524

Accumulated undistributed (distributions in excess of) net investment income	$24,377	$(39)	$—	$—	$—	$5

(a) Period from commencement of operations.

See accompanying notes to the financial statements.

	BB&T Capital Manager Equity VIF		BB&T Special Opportunities Equity VIF		BB&T Total Return Bond VIF
	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2005	For the Period July 22, 2004 through December 31, 2004 (a)	For the Year Ended December 31, 2005	For the Period July 22, 2004 through December 31, 2004 (a)
From Investment Activities:
Operations:
Net investment income (loss)	$453,684	$169,566	$(76,916)	$(57,905)	$577,698	$157,989
Net realized gains (losses) from investment transactions	—	—	1,886,143	480,367	(4,837)	51,592
Net realized gains (losses) on investments with affiliates	12,893	(18,558)	—	—	—	—
Net realized gain distributions from underlying funds	1,484,532	35,810	—	—	—	—
Change in unrealized appreciation/depreciation of investments	(123,802)	2,482,753	(87,895)	3,044,793	(180,295)	54,161
Change in net assets from operations	1,827,307	2,669,571	1,721,332	3,467,255	392,566	263,742
Dividends to Shareholders:
Net investment income	(410,067)	(169,566)	—	—	(617,780)	(144,938)
Net realized gains from investment transactions	—	—	(425,936)	—	(50,547)	—
Change in net assets from shareholder dividends	(410,067)	(169,566)	(425,936)	—	(668,327)	(144,938)
Capital Transactions:
Proceeds from shares issued	2,201,817	3,400,142	9,603,027	17,578,780	2,753,417	15,425,182
Dividends reinvested	481,528	134,465	425,882	—	704,135	109,130
Value of shares redeemed	(989,412)	(1,029,876)	(599,801)	(2,297)	(57,671)	(521)
Change in net assets from capital transactions	1,693,933	2,504,731	9,429,108	17,576,483	3,399,881	15,533,791
Change in net assets	3,111,173	5,004,736	10,724,504	21,043,738	3,124,120	15,652,595
Net Assets:
Beginning of Period	25,610,835	20,606,099	21,043,738	—	15,652,595	—
End of Period	$28,722,008	$25,610,835	$31,768,242	$21,043,738	$18,776,715	$15,652,595

Share Transactions:
Issued	218,620	369,676	779,800	1,736,446	274,427	1,542,200
Reinvested	46,889	14,730	33,720	—	70,239	10,818
Redeemed	(96,369)	(112,905)	(48,297)	(203)	(5,756)	(52)
Change in shares	169,140	271,501	765,223	1,736,243	338,910	1,552,966

Accumulated undistributed (distributions in excess of) net investment income	$43,617	$—	$—	$—	$77,712	$45,634

BB&T Variable Insurance Funds

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Dividends
	Net Asset Value, Beginning of Period	Net investment income (loss)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Return of capital		Net realized gains on investments	Total Dividends
BB&T Large Cap Value VIF
Year Ended December 31, 2005	$13.35	0.26	0.65	0.91	(0.26)	—		—	(0.26)
Year Ended December 31, 2004	$12.00	0.22	1.35	1.57	(0.22)	—		—	(0.22)
Year Ended December 31, 2003	$9.88	0.19	2.12	2.31	(0.19)	(0.00	)(b)	—	(0.19)
Year Ended December 31, 2002	$12.50	0.17	(2.62)	(2.45)	(0.17)	—		—	(0.17)
Year Ended December 31, 2001	$12.66	0.17	(0.16)	0.01	(0.17)	—		—	(0.17)
BB&T Mid Cap Growth VIF
Year Ended December 31, 2005	$13.70	(0.04)	2.01	1.97	—	—		—	—
Year Ended December 31, 2004	$11.69	(0.05)	2.06	2.01	—	—		—	—
Year Ended December 31, 2003	$8.56	(0.06)	3.19	3.13	—	—		—	—
Year Ended December 31, 2002	$10.70	(0.09)	(2.05)	(2.14)	—	—		—	—
October 15, 2001 to December 31, 2001 (a)	$10.00	(0.01)	(0.71)	0.70	—	—		—	—
BB&T Large Company Growth VIF
Year Ended December 31, 2005	$10.14	0.04	0.15	0.19	(0.04)	—		—	(0.04)
Year Ended December 31, 2004	$9.64	0.04	0.50	0.54	(0.04)	—		—	(0.04)
Year Ended December 31, 2003	$7.53	(0.02)	2.13	2.11	—	—		—	—
Year Ended December 31, 2002	$10.83	(0.06)	(3.24)	(3.30)	—	—		—	—
October 15, 2001 to December 31, 2001 (a)	$10.00	(0.01)	0.84	0.83	—	—		—	—
BB&T Capital Manager Equity VIF***
Year Ended December 31, 2005	$9.99	0.17	0.50	0.67	(0.15)	—		—	(0.15)
Year Ended December 31, 2004	$8.99	0.07	1.00	1.07	(0.07)	—		—	(0.07)
Year Ended December 31, 2003	$7.19	0.03	1.80	1.83	(0.03)	—		—	(0.03)
Year Ended December 31, 2002	$9.28	0.01	(1.98)	(1.97)	(0.01)	—		(0.11)	(0.12)
May 1, 2001 to December 31, 2001 (a)	$10.00	0.01	(0.72)	(0.71)	(0.01)	—		—	(0.01)
BB&T Special Opportunities Equity VIF
Year Ended December 31, 2005	$12.12	(0.03)	0.79	0.76	—	—		(0.18)	(0.18)
July 22, 2004 to December 31, 2004 (a)	$10.00	(0.04)	2.16	2.12	—	—		—	—
BB&T Total Return Bond VIF
Year Ended December 31, 2005	$10.08	0.33	(0.10)	0.23	(0.36)	—		(0.03)	(0.39)
July 22, 2004 to December 31, 2004 (a)	$10.00	0.10	0.08	0.18	(0.10)	—		—	(0.10)

  *  During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

  **  Total return ratios are based on a share outstanding throughout the period and assume reinvestment of distributions at a net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund's shares.

  ***  The expense ratios exclude the impact of fees/expenses paid at the underlying fund level.

  (a)  Period from commencement of operations.

  (b)  Amount is less than $0.005.

  (c)  Not annualized for periods less than one year.

  (d)  Annualized for periods less than one year.

See accompanying notes to the financial statements.

			Ratios/Supplemental Data
	Net Asset Value, End of Period	Total Return** (c)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (d)	Ratio of net investment income (loss) to average net assets (d)	Ratio of expenses to average net assets* (d)	Portfolio turnover rate
BB&T Large Cap Value VIF
Year Ended December 31, 2005	$14.00	6.90%	$113,648	0.79%	1.95%	1.05%	21.76%
Year Ended December 31, 2004	$13.35	13.18%	$111,612	0.81%	1.77%	1.10%	12.91%
Year Ended December 31, 2003	$12.00	23.62%	$94,683	0.88%	1.82%	1.17%	13.96%
Year Ended December 31, 2002	$9.88	(19.64)%	$63,667	0.84%	1.57%	1.13%	15.24%
Year Ended December 31, 2001	$12.50	0.16%	$77,796	0.86%	1.17%	1.15%	14.47%
BB&T Mid Cap Growth VIF
Year Ended December 31, 2005	$15.67	14.38%	$39,090	0.78%	(0.28)%	1.10%	113.04%
Year Ended December 31, 2004	$13.70	17.19%	$32,407	0.83%	(0.44)%	1.22%	135.55%
Year Ended December 31, 2003	$11.69	36.57%	$23,903	0.98%	(0.78)%	1.37%	113.75%
Year Ended December 31, 2002	$8.56	(20.00)%	$10,864	1.23%	(1.05)%	1.62%	96.89%
October 15, 2001 to December 31, 2001 (a)	$10.70	7.00%	$10,713	1.19%	(0.55)%	1.58%	3.82%
BB&T Large Company Growth VIF
Year Ended December 31, 2005	$10.29	1.88%	$23,523	0.79%	0.40%	1.14%	91.61%
Year Ended December 31, 2004	$10.14	5.63%	$22,300	0.86%	0.46%	1.26%	119.90%
Year Ended December 31, 2003	$9.64	28.02%	$18,464	1.04%	(0.32)%	1.44%	90.57%
Year Ended December 31, 2002	$7.53	(30.47)%	$9,328	1.31%	(0.73)%	1.71%	93.65%
October 15, 2001 to December 31, 2001 (a)	$10.83	8.30%	$10,876	1.19%	(0.32)%	1.59%	16.20%
BB&T Capital Manager Equity VIF***
Year Ended December 31, 2005	$10.51	6.77%	$28,722	0.26%	1.68%	0.55%	3.24%
Year Ended December 31, 2004	$9.99	11.91%	$25,611	0.34%	0.75%	0.54%	1.09%
Year Ended December 31, 2003	$8.99	25.47%	$20,606	0.56%	0.40%	0.66%	10.06%
Year Ended December 31, 2002	$7.19	(21.25)%	$14,804	0.64%	0.15%	0.74%	3.47%
May 1, 2001 to December 31, 2001 (a)	$9.28	(7.08)%	$16,295	0.54%	0.18%	0.63%	9.18%
BB&T Special Opportunities Equity VIF
Year Ended December 31, 2005	$12.70	6.29%	$31,768	1.23%	(0.28)%	1.23%	42.15%
July 22, 2004 to December 31, 2004 (a)	$12.12	21.20%	$21,044	1.45%	(0.76)%	1.45%	13.81%
BB&T Total Return Bond VIF
Year Ended December 31, 2005	$9.92	2.29%	$18,777	1.00%	3.38%	1.12%	196.66%
July 22, 2004 to December 31, 2004 (a)	$10.08	1.76%	$15,653	1.29%	2.34%	1.29%	36.74%

BB&T Variable Insurance Funds

Notes to Financial Statements
December 31, 2005

1.  Organization:

The BB&T Variable Insurance Funds (the "Trust") was organized on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The Trust commenced operations on May 1, 2005 and presently offers shares of the BB&T Large Cap Value VIF, the BB&T Mid Cap Growth VIF, the BB&T Large Company Growth VIF, the BB&T Capital Manager Equity VIF, the BB&T Special Opportunities Equity VIF, and the BB&T Total Return Bond VIF (referred to individually as a "Fund" and collectively as the "Funds"). The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of the Funds are offered through variable annuity contracts offered through the separate accounts of participating insurance companies. The BB&T Capital Manager Equity VIF (the "Fund of Funds") invests in other Fund Portfolios as opposed to individual securities. Prior to May 1, 2005 the Funds operated as a separate series of the Variable Insurance Funds, an investment company organized as a Massachusetts business trust, and registered under the 1940 Act as a diversified, open-end management investment company.

Under the Funds' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund of Funds seeks its investment objective of capital appreciation by investing solely in a diversified portfolio of mutual funds (the "Underlying Funds"). The Fund of Funds purchases shares of the Underlying Funds at net asset value and without sales charge.

Securities Valuation—Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid quotations in the principal market in which such securities are normally traded. The Funds may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect fair values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at either amortized cost or original cost plus interest, which approximates fair value. Investments in open-end investment companies, including the Fund of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies are valued at their fair values based upon the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair values of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Board of Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price.

Securities Transactions and Related Income—Securities transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes security transactions are accounted for on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued—The Funds, may purchase securities on a "when-issued" basis. The Funds record when-issued securities on the trade date and pledge assets with a value equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued securities and any subsequent fluctuation in their fair value is taken into account when determining the net asset value of the Funds, commencing with the date the Funds agree to purchase the securities.

Repurchase Agreements—The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers that BB&T Asset Management, Inc. ("BB&T") deems creditworthy under guidelines

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)
December 31, 2005

approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price, including accrued interest. Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Option Contracts—The Funds may write or purchase option contracts. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation).

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in fair value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current fair value. The BB&T Special Opportunities Equity VIF had the following transactions in written covered call options during the year ended December 31, 2005.

	BB&T Special Opportunities Equity VIF
Covered Call Options	Shares Subject to Contract	Premiums
Balance at beginning of period	291	$43,616
Options written	939	47,965
Options closed	(90)	(6,030)
Options expired	(574)	(29,091)
Options exercised	(501)	(51,959)
Balance at end of period	65	$4,501

The following is a summary of options outstanding as of December 31, 2005:

	Security
Security
BB&T Special Opportunities Equity VIF	Shares Subject to Contract	Fair Value
Fair Isaac Corp., $50.00, 1/21/06	65	$325
		$325

Dividends and Distributions—Dividends from net investment income are declared and paid quarterly for the Funds, with the exception of the BB&T Total Return Bond VIF, in which case dividends from net investment income are declared daily and paid monthly. Distributable net realized gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital or return of capital.

Federal Income Taxes —It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)
December 31, 2005

make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

Other—Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses which are attributable to more than one Trust are allocated across the BB&T Variable Insurance Funds and BB&T Funds Trusts, based upon relative net assets or on another reasonable basis. BB&T Asset Management, Inc. ("BB&T") serves as the Investment Advisor for each the BB&T Variable Insurance Fund, and BB&T Funds Trusts.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term and U.S. Government securities) for the year ended December 31, 2005 are as follows:

	Purchases	Sales
BB&T Large Cap Value VIF	$23,585,332	$26,774,467
BB&T Mid Cap Growth VIF	38,174,380	36,499,528
BB&T Large Company Growth VIF	20,590,270	19,523,582
BB&T Capital Manager Equity VIF	3,964,111	845,000
BB&T Special Opportunities Equity VIF	16,505,874	10,580,567
BB&T Total Return Bond VIF	37,247,547	33,207,843

Purchases and sales of long-term U.S. Government Securities for the year ended December 31, 2005 for the BB&T Total Return Bond VIF were $3,315,463 and $4,207,126, respectively.

4.  Related Party Transactions:

Investment advisory services are provided to the Funds by BB&T. Under the terms of the Investment Advisory Agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis.

Information regarding these transactions is as follows for the year ended December 31, 2005:

	Contractual Fee Rate	Fee Rate after Contractual Waiver(1)	Fee Rate after Contractual Waiver(2)*
BB&T Large Company Value VIF	0.74%	0.60%	0.50%
BB&T Mid Cap Growth VIF	0.74%	0.35%	0.50%
BB&T Large Company Growth VIF	0.74%	0.34%	0.50%
BB&T Capital Manager Equity VIF	0.25%	0.15%	0.00%
BB&T Special Opportunities Equity VIF	0.80%	0.80%	0.80%
BB&T Total Return Bond VIF	0.60%	0.60%	0.50%

*  Effective May 1, 2005, BB&T has contractually agreed to waive a portion of the investment advisory fee as disclosed in the table above. For the period ended December 31, 2005, BB&T voluntarily agreed to waive an additional portion of the investment advisory fees. All contractual and voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

(1)  For the period January 1, 2005 through April 30, 2005.

(2)  For the period May 1, 2005 through December 31, 2005.

Pursuant to a Sub-Advisory agreement with BB&T, Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, serves as the Sub-Advisor to the BB&T Special Opportunities Equity VIF, subject to the general supervision of the Trusts' Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T effective July 18, 2005, Sterling Capital Management LLC, a wholly owned subsidiary of BB&T Corporation, serves as the Sub-Advisor to the BB&T Total Return Bond VIF, subject to the general supervision of the Trusts' Board of Trustees and BB&T. For their services, the Sub-Advisors are entitled to a fee, payable by BB&T.

Effective May 1, 2005, BB&T began serving the Funds as administrator. BB&T receives compensation for providing administration services at a rate of 0.12% of the BB&T Variable Insurance Funds and BB&T Funds aggregate average daily net assets up to

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)
December 31, 2005

$5 billion, and a rate of 0.08% of the average daily net assets in excess of $5 billion. This fee is accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as "Administration fees." During the period ended December 31, 2005, BB&T voluntarily waived administration fees of $21,023 for the BB&T Capital Manager Equity VIF, and this waiver is not subject to recoupment in subsequent fiscal periods. Pursuant to a sub-administration agreement with BB&T, BISYS serves as Sub-Administrator to the Trust subject to the general supervision of the Trusts' Board of Trustees and BB&T. For these services, BISYS is entitled to a fee, payable by BB&T.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain officers of the Funds are affiliated, serves the Funds as distributor. BISYS Ohio serves the Funds as fund accountant and transfer agent. Prior to May 1, 2005, BISYS and BISYS Ohio received compensation for providing administration, fund accounting and transfer agency services at a percentage of the average net assets of each Fund. In addition, for each Fund an additional flat fee was charged. The fee was accrued daily and payable on a monthly basis. Expenses incurred are reflected on the Statements of Operations as "Administration, transfer agency and fund accounting fees". BISYS voluntarily waived fees totaling $54,844 of administration fees for the period January 1, 2005 through April 30, 2005, for the BB&T Large Cap Value VIF, and this waiver is not subject to recoupment in subsequent fiscal periods.

Effective May 1, 2005, BISYS Ohio serves the Funds as fund accountant and transfer agent and receives compensation for providing fund accounting and transfer agency services at a rate of 0.02% (0.01% for each service) of the average daily net assets of each Fund, the fee is accrued daily and payable on a monthy basis. Expenses incurred are reflected on the Statements of Operations as "Fund accounting fees" and "Transfer agency fees", respectively.

Under a Compliance Services Agreement between the Funds' and BISYS Ohio (the "CCO Agreement"), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the "CCO"). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $19,750 for the reporting period ended December 31, 2005, plus certain out of pocket expenses. Effective September 24, 2005, the CCO Agreement was increased to $35,000, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as "Compliance service fees". BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

For the year ended December 31, 2005, the Funds' paid $34,335 in brokerage fees to Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, on the execution of purchases and sales of the Funds' portfolio investments.

The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which the Funds may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the year ended December 31, 2005 the Funds did not participate in any service plans.

Certain Officers and Trustees of the Trust are affiliated with the Adviser or the Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles. Each of the non-interested Trustees who served both on the Board and the audit committee are compensated $1,750 ($33,250 in total) for meeting or retainer fees, plus reimbursement for certain expenses.

5.  Federal Income Tax Information:

At December 31, 2005, the following Funds have net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Amount	Expires
BB&T Large Cap Value VIF	$891,424	2011
BB&T Total Return Bond VIF	96,285	2013

BB&T Variable Insurance Funds

Notes to Financial Statements — (continued)
December 31, 2005

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2005 were as follows:

			Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
BB&T Large Cap Value VIF	$2,712,891	$—	$2,712,891	$—	$2,712,891
BB&T Large Company Growth VIF	183,178	—	183,178	—	183,178
BB&T Capital Manager Equity VIF	481,528	—	481,528	—	481,528
BB&T Special Opportunities Equity VIF	425,882	—	425,882	—	425,882
BB&T Total Return Bond VIF	704,135	—	704,135	—	704,135

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2004, were as follows:

			Distributions paid from
	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
BB&T Large Cap Value VIF	$1,648,020	$—	$1,648,020	$—	$1,648,020
BB&T Large Company Growth VIF	1,683	—	1,683	—	1,683
BB&T Capital Manager Equity VIF	134,465	—	134,465	—	134,465
BB&T Total Return Bond VIF	109,130	—	109,130	—	109,130

* Total Distributions paid may differ from the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of December 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains (Lossses)	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
BB&T Large Cap Value VIF	$24,377	$—	$24,377	$—	$(891,424)	$19,663,060	$18,796,013
BB&T Mid Cap Growth VIF	—	2,384,160	2,384,160	—	—	10,772,126	13,156,286
BB&T Large Company Growth VIF	—	62,259	62,259	—	—	2,195,384	2,257,643
BB&T Capital Manager Equity VIF	143,333	967,984	1,111,317	—	—	1,583,325	2,694,642
BB&T Special Opportunities Equity VIF	283,514	1,526,429	1,809,943	—	—	2,956,184	4,766,127
BB&T Total Return Bond VIF	77,712	—	77,712	—	(96,285)	(134,846)	(153,419)

At December 31, 2005, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BB&T Large Cap Value VIF	$94,026,795	$22,625,981	$(2,962,921)	$19,663,060
BB&T Mid Cap Growth VIF	28,491,568	10,907,628	(135,502)	10,772,126
BB&T Large Company Growth VIF	21,321,372	2,588,396	(393,012)	2,195,384
BB&T Capital Manager Equity VIF	27,101,693	1,908,444	(325,119)	1,583,325
BB&T Special Opportunities Equity VIF	28,936,362	3,435,042	(483,034)	2,952,008
BB&T Total Return Bond VIF	20,285,229	29,231	(164,077)	(134,846)

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
BB&T Variable Insurance Funds:

We have audited the accompanying statements of assets and liabilities of BB&T Variable Insurance Funds (previously the Variable Insurance Funds) – BB&T Large Cap Value Variable Insurance Fund, BB&T Mid Cap Growth Variable Insurance Fund, BB&T Large Company Growth Variable Insurance Fund, BB&T Capital Manager Equity Variable Insurance Fund, BB&T Special Opportunities Equity Variable Insurance Fund and BB&T Total Return Bond Variable Insurance Fund (referred to individually as a Fund and collectively as the Funds) including the schedules of portfolio investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights for the periods ended December 31, 2001 were audited by other auditors whose report thereon dated February 15, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2005, the results of its operations for the year then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
February 17, 2006

BB&T Variable Insurance Funds

Other Information (Unaudited)
December 31, 2005

Other Federal Income Tax Information (Unaudited):

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended December 31, 2005 qualify for the corporate dividends received deduction for the following Funds:

Dividends Received Deduction
BB&T Large Cap Value VIF	100.00%
BB&T Large Company Growth VIF	100.00%
BB&T Capital Manager Equity VIF	100.00%

Special Meeting of Shareholders (Unaudited):

On July 8, 2005, there was a special meeting of the shareholders of the BB&T Variable Insurance Funds. The purpose of the meeting was: (1) to approve Investment Sub-Advisory Agreements between the Advisor and Sterling Capital Management LLC with repect to the BB&T Total Return Bond VIF. A description of the proposal and the number of shares voted is as follows:

1.  Approve Investment Sub-Advisory Agreements between the Advisor and Sterling Capital Management with respect to the BB&T Total Return Bond VIF.

	Affirmative	Against	Abstain
BB&T Total Return Bond Fund	1,655,759	—	—

Other Information (Unaudited):

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission's ("the Commission") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission's website at http://www.sec.gov.

The BB&T Variable Insurance Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available without charge on the Commission's website at http://www.sec.gov, or may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room, may be obtained by calling 1-800-SEC-0330.

BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

The Board of Trustees, at a meeting held on August 30, 2005, formally considered the Trust's investment advisory agreement with BB&T Asset Management, Inc. ("BB&TAM" or the "Adviser") with respect to all funds of the Trust and sub-advisory agreement of BB&TAM with Scott & Stringfellow, Inc. (the "Sub-Adviser" or, collectively with the Adviser, the "Advisers") with respect to the Special Opportunities Equity VIF (collectively, the "Advisory Agreements"). The Trustees reviewed extensive material in connection with their review of the Advisory Agreements, including data from an independent provider of mutual fund data which included comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected BB&TAM fee waivers in place, as well as BB&TAM's contractual investment advisory fee levels. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreements. The Board received a detailed presentation by BB&TAM, which included a fund-by-fund analysis of performance. A presentation was also provided by the Sub-Adviser. The Board also deliberated outside the presence of management and the Advisers.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether each Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees determined that the overall arrangements between the Trust and the Advisers, as provided in the Advisory Agreements, were fair and reasonable and that continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of each Adviser's senior management and the expertise of investment personnel of each Adviser responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of the Advisers to provide high quality service to the Trust, and the Trustees' overall confidence in each Adviser's integrity.

The Trustees received information concerning the investment philosophy and investment processes applied by the Advisers in managing the Funds. The Trustees also considered information regarding regulatory compliance and compliance with the investment policies of the Funds. The Trustees evaluated the trading practices of Scott & Stringfellow, which engages in affiliated brokerage for a majority of the portfolio trades for the Fund it sub-advises. As part of this evaluation, the Trustees received information regarding safeguards employed, such as prohibitions on principal and cross-agency trades. The Trustees also evaluated the procedures of the Advisers designed to fulfill the Advisers' fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers' codes of ethics (regulating the personal trading of its officers and employees).

With respect to BB&TAM, the Trustees particularly noted recent increased staffing and enhancements to the investment processes and systems and administration, including the retention of, and improvements initiated by, a chief investment officer. Based on their review, the Trustees concluded that, with respect to the quality and nature of services to be provided by the Advisers, the scope of responsibilities was typical of those of investment advisers and sub-advisers to open-end mutual funds generally, and that the quality of the services was very satisfactory.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund's benchmark index. It was noted that performance of the Funds over the last twelve months was generally strong. During their review, the Trustees particularly considered the strong one-year performance of the Special Opportunities Equity VIF relative to its benchmark index.

After reviewing the performance of each Fund, and taking into consideration the management style, investment strategies, and prevailing market conditions during the prior year and for longer periods, the Trustees concluded that the performance of each of the Funds was satisfactory or better.

Cost of Services, Including the Profits Realized by the Advisers and Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by BB&TAM to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees concluded that the investment advisory fees fell within an acceptable range as compared to peer groups. The Trustees particularly noted, however, that investment advisory fees for the Special Opportunities Equity VIF exceeded the industry average. The Trustees considered that the total expense ratio for the Special Opportunities Equity VIF exceeded the industry average by only 10 basis points. The Trustees also considered the strong performance of this fund over the past twelve months, as compared to its benchmark index, and concluded that the strong performance supported the somewhat higher investment advisory fee.

As part of their review, the Trustees considered benefits to the Adviser aside from investment advisory fees. The Trustees reviewed administration fees received by BB&TAM and considered the fallout benefits to BB&TAM such as the research services available to the Adviser by reason of brokerage commissions generated by the Funds' turnover. The Trustees also considered benefits to BB&TAM's affiliates, including brokerage commissions received by Scott & Stringfellow for executing trades on behalf of the Special Opportunities Equity VIF. With respect to Scott & Stringfellow, the Trustees noted that brokerage commissions were paid on the same commission schedule as employed by BB&TAM and that such brokerage arrangements were considered by the Sub-Adviser to be advantageous in terms of superior access to the market.

Consideration of the reasonableness of advisory fees also took into account, where relevant, the profitability of the Advisers. In determining whether the investment advisory and sub-advisory fees (collectively, the "investment advisory fees") were reasonable, the Trustees reviewed profitability information provided by the Advisers with respect to investment advisory services. With respect to such information, the Trustees recognized that such profitability data was generally unaudited and represented an Adviser's own determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory and sub-advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors. Based on their review, the Trustees concluded that the profitability to BB&TAM and its affiliates as a result of their relationships with the Funds was acceptable. With respect to Sub-Adviser profitability, the Trustees noted that sub-advisory fees are paid by BB&TAM, rather than directly from the Trust's assets. The Board also concluded that the fees under the Advisory Agreements were fair and reasonable, in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust's assets. The Trustees noted that the Funds were not of a comparable size and had yet to attract assets sufficient to generate economies of scale.

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees', who are elected by the Shareholders of the Funds. The Trustees' elect the officers of the Funds to supervise its day-to-day operations. The names of the Trustees', their addresses, birthdate, length of tenure, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are set below:

Name, Address, and Birthdate	Position(s) Held with BB&T	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios Overseen in Complex by Trustee

Thomas W. Lambeth 700 Yorkshire Road Winston-Salem, NC 27106 Birthdate: 1/35	Trustee, Chairman of the Board of Trustees	Indefinite, 8/92—present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation; From 1978 to January 2001, Executive Director, Z. Smith Reynolds Foundation.	31

Drew T. Kagan Montecito Advisors, Inc. 810 N. Jefferson St., Ste 101. Lewisburg, WV 24901 Birthdate: 2/48	Trustee	Indefinite, 8/00—present	From December 2003 to present, President and Director, Montecito Advisors, Inc..; from March 1996 to December 2003, President, Investment Affiliate, Inc.	31

Laura C. Bingham Peace College Office of the President 15 East Peace Street Raleigh, NC 27604-1194 Birthdate: 11/56	Trustee	Indefinite, 2/01—present	From July 1998 to present, President of Peace College.	31

Douglas R. Van Scoy 841 Middle St. Sullivans Island, SC 26481 Birthday: 11/43	Trustee	Indefinite, 5/04—present	Retired; From November 1974 to July 2001, Deputy Director of Private Client Group and Senior Executive Vice President of Smith Barney (investment banking).	31

James L. Roberts 207 Highland Terrace Breckenridge, CO 80424 Birthday: 11/42	Trustee	Indefinite, 11/04—present	Retired; From January 1999 to December 2003 President, CEO and Director, Covest Bancshares, Inc.	31

The Funds Statement of Additional Information includes information about the Fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-453-7348.

The following table shows information for trustees who are "interested persons" of BB&T Variable Insurance Funds as defined in the 1940 act:

Name, Address and Birthdate	Position(s) Held with BB&T	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Overseen Complex
*Kenneth L. Miller 200 W. Second Street, 16th Floor Winston-Salem, NC 2710 Birthdate: 9/46	Trustee	Indefinite, 11/03—present	From August 1997 to present, Executive Vice President, Branch Banking and Trust Company; Employee of Branch Banking and Trust Company since 1989.	31

*  Mr. Miller is treated by the Funds as an "interested person" (as defined in Section 2(e)(19) of the 1940 Act) of the Funds. Mr. Miller is an "interested person" because he owns shares of BB&T Corporation and is an Executive Vice President of Branch Banking and Trust Company, the parent of the adviser.

The following table shows information for officers of BB&T Variable Insurance Funds:

Name and Birthdate	Position(s) Held with BB&T Fund	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years
Keith F. Karlawish Birthdate: 8/64	President	Indefinite, 2/05—Present	From May 2002 to present, President, BB&T Asset Management, Inc.; from 1996 to 2002, Senior Vice President and Director of Fixed Income, BB&T Asset Management, Inc.

E.G. Purcell, III Birthdate: 1/55	Vice President	Indefinite, 11/00—Present	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

James T. Gillespie Birthdate: 11/66	Vice President	Indefinite, 5/02—Present	From February 2005 to present, Vice President of BB&T Asset Management; from 1992 to 2005, Director, BISYS Fund Services

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05—Present	From June 2005 to present, Mutual Fund Administrator, BB&T Asset Management; from May 1993 to May 2005, Manager, BISYS Fund Services

Rodney Ruehle Birthdate: 4/68	Anti-Money Laundering Officer and Chief Compliance Officer	Indefinite, 2/06—Present	From August 1995 to present, Fund Compliance Officer, BISYS Fund Services.

Name and Birthdate	Position(s) Held with BB&T Fund	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years
C. David Bunstine Birthdate: 7/65	Secretary	Indefinite, 5/05—Present	From December 1987 to present, Vice President, BISYS Fund Services

Troy A. Sheets Birthdate: 5/71	Treasurer	Indefinite, 5/02—Present	From April 2002 to present, Vice President, BISYS Fund Services; from September 1993 to April 2002, Senior Manager, KPMG LLP

Christopher E. Sabato Birthdate: 12/68	Assistant Treasurer	Indefinite 11/02—Present	From February 1993 to present, Director, BISYS Fund Services

Alaina V. Metz Birthdate: 4/67	Assistant Secretary	Indefinite 9/95—Present	From June 1995 to present, Vice President of BISYS Fund Services.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2. The BB&T Variable Insurance Funds (“Funds”) commenced operations on May 1, 2005. Prior to May 1, 2005 the Funds operated as a separate series of the Variable Insurance Funds, an investment company organized as a Massachusetts business trust, and registered under the 1940 Act as a diversified, open-end management investment company.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Drew Kagan, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees	2004	$54,150	*
	2005	$57,300

(b) Audit - Related Fees	2004	$4,400	*
	2005	$4,600

2004- Fees of $4,400 relate to the review and consent of the N-1A filing.

2005- Fees of $4,600 relate to the review and consent of the N-1A filing.

(c) Tax Fees	2004	$12,600	*
	2005	$13,200

Fees for both 2004 & 2005 relate to the preparation of federal income & excise tax returns and review of the     excise tax calculations

(d) All Other Fees	2004	$0	*
	2005	$0

e(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

e(2) None of the services summarized in (b)-(d), above, were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g)	2004	$165,000	*
	2005	$512,000

(h) In regards to Item 4 (g), the audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the principal accountants independence has not been compromised.

*The Funds commenced operations on May 1, 2005. Prior to May 1, 2005 the Funds operated as a separate series of the Variable Insurance Funds, an investment company organized as a Massachusetts business trust, and registered under the 1940 Act as a diversified, open-end management investment company. Fees disclosed for fiscal year 2004 were related to the Funds operating as a series of the Variable Insurance Funds.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BB&T Variable Insurance Funds

By (Signature and Title)*	/s/ Troy A. Sheets, Treasurer
Troy A. Sheets, Treasurer

Date	March 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Keith F. Karlawish, President
Keith F. Karlawish, President

Date	March 8, 2006

By (Signature and Title)*	s/ Troy A. Sheets, Treasurer
Troy A. Sheets, Treasurer

Date	March 8, 2006

* Print the name and title of each signing officer under his or her signature.